Exhibit 10.8


                               SECOND AMENDMENT TO

                SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                      Among

                       ACCORD ADVANCED TECHNOLOGIES, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO




                             Dated as of May 9, 2001

     SECOND AMENDMENT TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July __, 2000, among ACCORD ADVANCED TECHNOLOGIES, INC. a Nevada corporation as the successor entity of the Agreement and Plan of Reorganization between Accord Advanced Technologies, Inc. and ENPETRO Mineral Pool dated April 30, 2001 (the "COMPANY"), and the investors signatory hereto (each such investor is a "PURCHASER" and all such investors are, collectively, the "PURCHASERS").

     WHEREAS, the Company and the Purchasers previously entered into a Secured Convertible Debenture Purchase Agreement dated as of June 22, 2000 (the "Convertible Purchase Agreement") as amended by that certain First Amendment to Secured Convertible Debenture Purchase Agreement dated as of July 17, 2000 (the "Amendment", along with the Convertible Purchase Agreement is herein collectively referred to as the "Purchase Agreement") pursuant to which the Company issued and sold to the Purchasers, and the Purchasers have purchased an aggregate principal amount of $500,000 of the Company's 12% Secured Convertible Debentures, due June 30, 2001 (the "Outstanding Debentures") and 250,000 of the Company's Common Stock Purchase Warrants expiring June 30, 2003 (the "Outstanding Warrants");

     WHEREAS, pursuant and subject to the terms and conditions of the Purchase Agreement the Company and the Purchasers agreed that upon the occurrence of certain events which have not taken place (the "Purchase Conditions") the Purchasers would purchase an additional $500,000 of the Company's 12% Secured Convertible Debentures (as defined in the First Amendment to Secured Convertible Debenture Purchase Agreement, the "Subsequent Purchase Price");

     WHEREAS, the Company has requested of the Purchasers that they purchase debentures in the amount of the Subsequent Purchase Price and the Purchasers are willing to purchase debentures in the amount of the Subsequent Purchase Price notwithstanding the failure of the Purchase Conditions to occur;

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell immediately to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company an aggregate principal amount of $500,000 of the Company's 12% Secured Convertible Debentures, due May 31, 2002, which shall be in the form of EXHIBIT A (the "New Debentures", which together with the Outstanding Debentures shall be collectively deemed to be the "Debentures" wherever such term is used), and which are convertible into shares of the Company's common stock, $ .0001 par value per share (the "Common Stock"). All references to $ (dollars) shall be to US$ (United States Dollars);

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company and the Purchasers desire to amend and modify the Purchase Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:

     1.1 DOCUMENT MODIFICATION.

     The Purchase Agreement (as was previously modified by the Amendment) shall be amended and modified hereby to reflect the following:

     (A) Paragraph 1.1(a)(i) shall be amended and modified such that the term "Second Tranche" shall be deemed to mean $500,000 of New Debentures to be purchased on the date hereof notwithstanding the fact that the Effective Date shall not have occurred.

     (B) Paragraph 2.1(q) shall be deemed to be deleted in its entirety and replaced with the following "(q) SENIORITY. No indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, except for transactions in an aggregate amount of up to $1,000,000 entered into pursuant to the form of Operating Agreement attached hereto as EXHIBIT A and made a part hereof (the "Operating Agreement").

     The Outstanding Debentures shall be amended and modified hereby to reflect the following:

     (A) Section 3(a)(iv) shall be amended and modified to reflect that the amount permitted for a default by the Company (solely with regard to obligations other than the Debentures) giving rise to an Event of Default under the Debentures shall be increased from twenty-five thousand dollars ($25,000) to Two Hundred Fifty Thousand ($250,000) Dollars; and

     (B) Section 4(c)(ii)(c) the text of which reads "combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares" is hereby deemed to be deleted and of no further force or effect.

     (C) Section 10 shall be amended and modified to delete the reference to the SBA Loan and to provide the Company the right to subordinate the Debentures to the transactions pursuant to the Operating Agreement in an amount of up to $1,000,000. The Security Agreement entered into between Purchasers and the Company shall be governed by this amended provision to the Debenture.

     The Outstanding Warrants shall be amended and modified hereby to reflect the following:

     (A) Section 8(a)(iii) the text of which reads "combine outstanding shares of Common Stock into smaller number of shares" is hereby deemed to be deleted and of no further force or effect.

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
     1.2 THE CLOSING. In connection with the closing of the purchase of the New Debentures, the parties shall deliver or cause to be delivered similar documentation as was required to be delivered under the Purchase Agreement on the Closing Date. Included in such documentation shall be (1) Debentures representing a portion of the purchase price of the Second Tranche paid by such Purchaser on the date hereof, as indicated below such Purchaser's name on the signature page to this Agreement, registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of EXHIBIT D, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire 250,000 shares of Common Stock as indicated below such Purchaser's name on the signature page to this Agreement (collectively, the "WARRANTS"), (3) the legal opinion of Robson, Ferber, Frost, Chan & Essner, LLP outside counsel to the Company, in the form of EXHIBIT C; and (B) each Purchaser shall deliver its portion of the Initial Purchase Price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

     1.3 REPRESENTATIONS AND WARRANTIES. The Company warrants and represents to the Purchasers that the representations and warranties of the Company contained in the Purchase Agreement are be true and correct as of the date hereof and are hereby restated as though made on and as of the date hereof.

     1.4 LITIGATION; PROCEEDINGS. The Company hereby covenants and agrees that it has entered into a settlement agreement with regard to that certain action filed in the United States District Court, Southern District of New York as Case No. 99 Civ. 10625 (LMM) entitled GEM MANAGEMENT, LTD. AND SUCCESSWAY HOLDINGS LTD., PLAINTIFFS V. ACCORD ADVANCED TECHNOLOGIES, INC. (the "Gem Litigation"), a true, correct and complete copy of which has been provided to the Purchasers. The Company further represents and warrants that that none of the net proceeds of the Subsequent Purchase Amount will be utilized to settle the Gem Litigation and that the Company will issue ________shares of Common Stock in settlement of the Gem Litigation.

     2.1 RATIFICATION. Except as otherwise expressly amended and modified hereby, the terms, conditions and covenants of the Purchase Agreement remain in full force and effect and are otherwise hereby restated and ratified in all respects.

     3.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     4.1 DEFINED TERMS. Capitalized terms contained herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement, as amended and modified.

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
     4.2 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Debentures and the Warrants.

     4.3 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     4.4 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                            ACCORD ADVANCED TECHNOLOGIES, INC.


                            By: /s/ A. Stan Dedmon
                                -----------------------------------
                                Name:  A. Stan Dedmon
                                Title: President

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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
                            AJW PARTNERS, LLC
                            By: SMS Group, LLC


                            By: /s/ Corey S. Ribotsky
                                -----------------------------------
                                Name: Corey S. Ribotsky
                                Title:

                            Debentures Purchase Price
                            due on the Closing Date:            $350,000.00

                            Number of Shares underlying
                            Warrant due on the Closing Date      ___,000


                            Address for Notice:

                            AJW Partners, LLC
                            155 First Street
                            Suite B
                            Mineola, New York 11501
                            Facsimile No.: (516) 739-7115
                            Attn: Corey S. Ribotsky

            With copies to: Robinson Silverman Pearce Aronsohn &
                            Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630
                            Attn: Eric L. Cohen, Esq.

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
                            NEW MILLENIUM CAPITAL PARTNERS II, LLC
                            By: First Street Manager II, LLC


                            By: /s/ Glenn A. Arbeitman
                                -----------------------------------
                                Name: Glenn A. Arbeitman
                                Title:

                            Debentures Purchase Price
                            due on the Closing Date:            $150,000.00


                            Number of Shares underlying
                            Warrant due on the Closing Date      ___,000

                            Address for Notice:

                            New Millenium Capital Partners II, LLC
                            155 First Street
                            Suite B
                            Mineola, New York 11501
                            Facsimile No.: (516) 739-7115
                            Attn: Glenn A. Arbeitman


            With copies to: Robinson Silverman Pearce Aronsohn &
                            Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630
                            Attn: Eric L. Cohen, Esq.

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